                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5357

                             SCUDDER BLUE CHIP FUND
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 312-537-7000
                                                            ------------
                   John Millette, Vice President and Secretary
                             Scudder Blue Chip Fund
                     2 International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Blue Chip Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Blue Chip Fund	Nasdaq Symbol	CUSIP Number
Class A	KBCAX	81111P-100
Class B	KBCBX	81111P-209
Class C	KBCCX	81111P-308

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Blue Chip Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	.54%	-16.52%	-14.79%	-4.78%	6.30%
Class B	.16%	-17.17%	-15.48%	-5.56%	5.42%(a)
Class C	.16%	-17.19%	-15.43%	-5.49%	5.51%(a)
Russell 1000 Index+	4.75%	-13.46%	-13.04%	-2.31%	9.55%
S&P 500 Index++	4.48%	-13.31%	-12.97%	-2.43%	9.66%

Scudder Blue Chip Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class**
Class I***	.83%	-16.13%	-14.40%	-4.26%	5.53%
Russell 1000 Index+	4.75%	-13.46%	-13.04%	-2.31%	7.27%
S&P 500 Index++	4.48%	-13.31%	-12.97%	-2.43%	7.43%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 4/30/03	$ 12.99	$ 12.45	$ 12.57	$ 13.36
10/31/02	$ 12.92	$ 12.43	$ 12.55	$ 13.25

Class A Lipper Rankings - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	747	of	997	75
3-Year	440	of	756	59
5-Year	348	of	521	67
10-Year	136	of	171	80

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Blue Chip Fund - Class A [] S&P 500 Index+ [] Russell 1000 Index++

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder Blue Chip Fund		1-Year	3-Year	5-Year	10-Year	Life of Class**
Class A(c)	Growth of $10,000	$7,868	$5,831	$7,379	$17,359	-
	Average annual total return	-21.32%	-16.46%	-5.90%	5.67%	-
Class B(c)	Growth of $10,000	$8,035	$5,920	$7,445	$16,952(a)	-
	Average annual total return	-19.65%	-16.03%	-5.73%	5.42%(a)	-
Class C(c)	Growth of $10,000	$8,198	$5,987	$7,464	$16,934(a)	-
	Average annual total return	-18.02%	-15.72%	-5.68%	5.41%(a)	-
Class I***	Growth of $10,000	$8,387	$6,273	$8,044	-	$14,920*
	Average annual total return	-16.13%	-14.40%	-4.26%	-	5.53%*
Russell 1000 Index+	Growth of $10,000	$8,654	$6,577	$8,897	$24,906	$16,829
	Average annual total return	-13.46%	-13.04%	-2.31%	9.55%	7.27%
S&P 500 Index++	Growth of $10,000	$8,669	$6,592	$8,844	$25,149	$17,013
	Average annual total return	-13.31%	-12.97%	-2.43%	9.66%	7.43

The growth of $10,000 is cumulative.

Notes to Performance Summary

** The Class commenced operations on November 22, 1995. Index returns begin November 30, 1995.
*** Class I shares are not subject to sales charges.
a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Blue Chip Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Return for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there. Beginning with the next semiannual report, the Russell 1000 Index will replace the S&P 500 Index as the Fund's primary benchmark, as the Russell 1000 Index is believed to be more reflective of the investment strategy pursued by the Fund's advisor.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

The following interview discusses Scudder Blue Chip Fund's strategy and the market environment during the six-month period ended April 30, 2003.

As of May 16, 2003 (following the close of the reporting period), Janet Campagna and Robert Wang assumed the management duties of the fund. The interview below was conducted with the fund's previous management team which included Michael Patchen, Joshua Feuerman and David Kozial. Ms. Campagna and Mr. Wang, the new managers, are part of the team which included prior managers. The Fund will continue to employ the quantitative style of management discussed here.

Q: What factors affected the stock market's performance during the past six months?

A: The US stock market finished the six months in positive territory, but this fact obscures the high level of volatility that stocks experienced during the period. After treading water through the final two months of 2002, the market dropped sharply in January and February due to the uncertainty that preceded the war in Iraq. Investors were also concerned about the sluggish economy, continued lackluster spending on technology products and high energy prices. By mid-March, these factors had conspired to push the market well below where it stood at the beginning of the reporting period.

Relief came in the form of the US victory in the war. With the shroud of uncertainty finally lifted, investors began to look ahead to the second half of the year. By that time, the thinking went, an improvement in the economic backdrop should support stronger earnings and, by extension, higher stock prices. This renewal of optimism - following a winter of concern about the prospect of war - helped the market make up most of the ground it lost during the first two months of the year.

Q: How do you manage the fund?

A: The fund employs a quantitative style of management. This means that we rely heavily on "rankings," or the use of statistical measures, to evaluate individual stocks. The purpose of these rankings is to identify the most attractive stocks within our investment universe, which is the Russell 1000 Index. We use the rankings and our risk measures in an effort to maximize the potential for the fund to outperform the Russell 1000 Index. This does not mean that we manage the fund as an index fund. However, given that the fund's industry positions vary only slightly from the weightings in the Russell 1000, we believe the fund's performance has the potential to have a high correlation with the index.

Q: What do you look for in individual stocks?

A: We seek companies that are undervalued relative to their industry peers but that have earnings prospects that are better than the industry average. These selection criteria provide the opportunity to invest in both growth and value stocks. We believe this gives the fund the potential to perform well in relation to its benchmark no matter which style is in favor at a given time. In evaluating individual stocks, we do not take style (i.e., growth or value), market capitalization or economic factors into consideration. Similarly, we do not make bets on industries by actively taking meaningful over- or underweight positions in particular sectors. By essentially neutralizing these broader factors, we believe the fund's performance will be reflective of our stock selection.

Q: How did this approach work during the period?

A: It did not help the fund's relative returns in the short term. The fund's Class A shares (unadjusted for sales charges) produced a six month total return of 0.54%. (Please see pages 3 through 5 for the performance of other share classes.) In comparison, the Russell 1000 Index returned 4.75%, while the average six month return of the 1,062 funds in the fund's Lipper peer group (Large-Cap Core Funds)1 was 2.96%. The disparity in performance is due almost entirely to stock selection. Although our approach did not work well during the past six months, we believe our focus on stock selection with our disciplined screening process can help the fund to outperform its benchmark over the long-term.

1 The Lipper Large-Cap Core Funds category is a group of funds that may primarily invest in large companies of both growth and value orientations. It is not possible to invest directly into any index or category.

Q: What factors led to the fund's underperformance?

A: Declines in two of the fund's holdings contributed significantly to its underperformance. The primary detractor was Tenet Healthcare, a health care provider that plummeted in October amid allegations of unnecessary surgical procedures, fraudulent billings and the departure of senior executives. Even though the fund was underweight vs. the benchmark in Tenet, the dramatic drop in the company's stock nonetheless had a large negative impact on fund performance. Tenet has since been eliminated from the portfolio.

The fund's position in the aerospace/defense contractor Lockheed Martin also hurt performance. Lockheed rallied well in advance of the war in Iraq. However, once the prospect of war became imminent, investors elected to take profits in the stock. We eliminated this stock from the portfolio.

Q: What elements of the fund's positioning helped performance?

A: Performance was helped by strong stock selection within the consumer staples and telecommunications sectors. Consumer staples stocks - as a group - lost about 3% during the period. However, good stock picking within the sector resulted in slightly positive performance for the fund's consumer staples holdings for the same period. The top positive contributor in the industry was Whole Foods Market, Inc.

Telecommunications stocks, as a group, also posted negative returns for the six months. However, the fund benefited from a moderate gain from its holdings in the telecom sector, where a significant overweight position in Sprint contributed positively to performance. Sprint gained substantial ground early in the period as President Bush's proposal to eliminate the double taxation of dividends sparked a rise in stocks, such as Sprint, with high dividend yields.

Q: The market environment remains unsettled. Will further market volatility affect the way the fund is managed in the months ahead?

A: No, the fund will not be managed based on the overall market environment. Given that the fund is style-, sector- and capitalization-neutral vs. the Russell 1000, we believe that the fund's performance has the potential to be in line with that of the index, with the difference purely the result of the quality of our individual stock selection.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Asset Allocation	4/30/03	10/31/02

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02

Financials	19%	19%
Consumer Discretionary	17%	14%
Health Care	17%	15%
Information Technology	13%	15%
Industrials	10%	10%
Consumer Staples	7%	10%
Energy	5%	6%
Telecommunication Services	4%	6%
Materials	3%	2%
Other	5%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2003 (22.6% of Portfolio)
1. Johnson & Johnson Provider of health care products	3.3%
2. Merck & Co., Inc. Producer of pharmaceuticals	2.8%
3. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.5%
4. Microsoft Corp. Developer of computer software	2.1%
5. ExxonMobil Corp. Explorer and producer of oil and gas	2.1%
6. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.1%
7. 3M Co. Manufacturer and provider of various equipment and services	2.0%
8. General Electric Co. Industrial conglomerate	2.0%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.9%
10. Intel Corp. Designer, manufacturer and seller of computer components and related products	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 97.0%
Consumer Discretionary 16.9%
Auto Components 1.3%
American Axle & Manufacturing Holdings, Inc.*	181,700	4,527,964
Autoliv, Inc.	40,900	993,870
Cooper Tire & Rubber Co.	71,800	1,010,944
		6,532,778
Hotel Restaurants & Leisure 1.7%
GTECH Holdings Corp.*	135,300	4,555,551
Starbucks Corp.*	185,300	4,356,403
		8,911,954
Household Durables 0.6%
Maytag Corp.	62,700	1,306,668
Ryland Group, Inc.	20,100	1,090,023
Whirlpool Corp.	14,700	786,303
		3,182,994
Internet & Catalog Retailing 0.1%
eBay, Inc.*	3,700	343,767
Leisure Equipment & Products 1.1%
Eastman Kodak Co.	180,300	5,392,773
Media 5.0%
Clear Channel Communications, Inc.*	151,800	5,936,898
Comcast Corp. "A"*	209,900	6,695,810
McGraw-Hill, Inc.	136,600	7,976,074
Omnicom Group, Inc.	58,000	3,590,200
Viacom, Inc. "B"*	30,500	1,324,005
		25,522,987
Specialty Retail 5.9%
Abercrombie & Fitch Co. "A"*	120,900	3,975,192
American Eagle Outfitters, Inc.*	88,000	1,536,480
Barnes & Noble, Inc.*	56,600	1,115,020
Bed Bath & Beyond, Inc.*	22,900	903,863
Chico's FAS, Inc.*	184,500	4,490,730
Gap, Inc.	123,000	2,045,490
Lowe's Companies, Inc.	68,800	3,019,632
Office Depot, Inc.*	31,900	403,854
PETsMART, Inc.*	65,500	991,015
RadioShack Corp.	155,700	3,691,647
Rent-A-Center, Inc.*	44,200	2,838,966
Ross Stores, Inc.	20,900	791,901
Staples, Inc.*	241,100	4,590,544
		30,394,334
Textiles, Apparel & Luxury Goods 1.2%
Jones Apparel Group, Inc.*	211,400	6,029,128
VF Corp.	8,300	326,522
		6,355,650
Consumer Staples 6.9%
Beverages 3.4%
Coca-Cola Enterprises, Inc.	158,600	3,091,114
Pepsi Bottling Group, Inc.	185,300	3,806,062
PepsiCo, Inc.	243,300	10,530,024
		17,427,200
Food & Drug Retailing 0.4%
Sysco Corp.	38,900	1,117,597
Whole Foods Market, Inc.*	11,900	705,789
		1,823,386
Food Products 0.6%
Hershey Foods Corp.	39,600	2,583,900
Tyson Foods, Inc. "A"	60,900	586,467
		3,170,367
Household Products 1.5%
Colgate-Palmolive Co.	63,200	3,613,144
Procter & Gamble Co.	47,900	4,303,815
		7,916,959
Multiline Retail 0.6%
Wal-Mart Stores, Inc.	51,500	2,900,480
Personal Products 0.4%
Gillette Co.	60,200	1,833,090
Energy 5.1%
Oil & Gas
ChevronTexaco Corp.	79,000	4,961,990
Devon Energy Corp.	200	9,450
EOG Resources, Inc.	70,200	2,624,076
ExxonMobil Corp.	302,086	10,633,427
Newfield Exploration Co.*	36,900	1,268,991
Noble Energy, Inc.	23,200	770,240
Pogo Producing Co.	75,800	3,001,680
Sunoco, Inc.	25,100	933,971
XTO Energy, Inc.	108,066	2,107,287
		26,311,112
Financials 18.9%
Banks 9.2%
Bank of America Corp.	60,900	4,509,645
BB&T Corp.	28,900	942,140
GreenPoint Financial Corp.	26,300	1,256,088
J.P. Morgan Chase & Co.	297,300	8,725,755
National City Corp.	143,200	4,290,272
Sovereign Bancorp, Inc.	800	12,360
US Bancorp.	217,800	4,824,270
Wachovia Corp.	228,900	8,746,269
Washington Mutual, Inc.	153,000	6,043,500
Wells Fargo & Co.	157,200	7,586,472
		46,936,771
Diversified Financials 5.5%
American Express Co.	75,900	2,873,574
Citigroup, Inc.	224,966	8,829,916
Countrywide Financial Corp.	60,600	4,096,560
Fannie Mae	116,000	8,397,240
Goldman Sachs Group, Inc.	12,900	979,110
Morgan Stanley	64,100	2,868,475
		28,044,875
Insurance 3.5%
AFLAC, Inc.	191,000	6,247,610
Fidelity National Financial, Inc.	178,600	6,143,840
MetLife, Inc.	14,200	407,966
Progressive Corp.	9,000	612,000
W.R. Berkley Corp.	94,250	4,376,970
		17,788,386
Real Estate 0.7%
Apartment Investment & Management Co. (REIT)	26,300	993,088
Boston Properties, Inc. (REIT)	8,000	313,600
Equity Residential (REIT)	52,400	1,357,684
Hospitality Properties Trust (REIT)	20,100	579,081
Liberty Property Trust (REIT)	16,800	525,672
		3,769,125
Health Care 16.4%
Biotechnology 1.8%
Amgen, Inc.*	86,600	5,308,580
Charles River Laboratories International, Inc.*	143,200	3,887,880
		9,196,460
Health Care Providers & Services 3.8%
Coventry Health Care, Inc.*	21,400	873,548
First Health Group Corp.*	59,000	1,477,360
HCA, Inc.	258,200	8,288,220
Pharmaceutical Product Development, Inc.*	25,400	665,226
UnitedHealth Group, Inc.	70,100	6,458,313
WellPoint Health Networks, Inc.*	19,100	1,450,454
		19,213,121
Pharmaceuticals 10.8%
Abbott Laboratories	85,500	3,473,865
Forest Laboratories, Inc.*	131,600	6,806,352
Johnson & Johnson	301,550	16,995,358
Merck & Co., Inc.	249,700	14,527,546
Pfizer, Inc.	321,600	9,889,200
Watson Pharmaceuticals, Inc.*	122,300	3,555,261
		55,247,582
Industrials 10.2%
Aerospace & Defense 0.9%
Goodrich Corp.	144,800	2,037,336
Honeywell International, Inc.	102,600	2,421,360
		4,458,696
Air Freight & Logistics 1.8%
FedEx Corp.	112,700	6,748,476
Ryder System, Inc.	89,800	2,230,632
United Parcel Service, Inc. "B"	6,100	378,932
		9,358,040
Commercial Services & Supplies 0.9%
Allied Waste Industries, Inc.*	110,700	918,810
Convergys Corp.*	129,200	2,095,624
University of Phoenix Online*	39,100	1,733,303
		4,747,737
Electrical Equipment 0.7%
American Power Conversion Corp.*	232,100	3,616,118
Industrial Conglomerates 4.3%
3M Co.	82,700	10,423,508
General Electric Co.	342,100	10,074,845
Textron, Inc.	48,200	1,421,418
		21,919,771
Machinery 1.0%
Caterpillar, Inc.	16,500	867,900
Eaton Corp.	49,700	4,078,879
		4,946,779
Road & Rail 0.6%
Swift Transportation Co., Inc.*	173,900	3,140,634
Information Technology 13.0%
Communications Equipment 1.3%
Cisco Systems, Inc.*	160,700	2,410,500
QUALCOMM, Inc.	125,400	3,997,752
		6,408,252
Computers & Peripherals 5.1%
Dell Computer Corp.*	40,500	1,173,690
EMC Corp.*	147,500	1,340,775
Hewlett-Packard Co.	413,800	6,744,940
International Business Machines Corp.	153,500	13,032,150
Storage Technology Corp.*	158,300	3,913,176
		26,204,731
Electronic Equipment & Instruments 0.6%
Jabil Circuit, Inc.*	155,300	2,904,110
Tech Data Corp.*	9,900	237,996
		3,142,106
Internet Software & Services 0.2%
Yahoo! Inc.*	51,500	1,263,270
IT Consulting & Services 0.4%
Acxiom Corp.*	155,700	2,164,230
Semiconductor Equipment & Products 2.3%
Altera Corp.*	70,400	1,113,024
Intel Corp.	510,300	9,374,211
Texas Instruments, Inc.	58,400	1,079,816
		11,567,051
Software 3.1%
BMC Software, Inc.*	24,600	367,032
Microsoft Corp.	429,800	10,985,688
Oracle Corp.*	228,700	2,716,956
VERITAS Software Corp.*	74,000	1,633,180
		15,702,856
Materials 2.8%
Chemicals 0.3%
Eastman Chemical Co.	11,200	341,936
Sigma-Aldrich Corp.	24,900	1,240,518
		1,582,454
Containers & Packaging 1.5%
Ball Corp.	124,300	6,980,688
Owens-Illinois, Inc.	83,600	743,204
		7,723,892
Metals & Mining 1.0%
United States Steel Corp.	350,900	5,024,888
Telecommunication Services 4.4%
Diversified Telecommunication Services 2.9%
BellSouth Corp.	60,300	1,537,047
SBC Communications, Inc.	24,500	572,320
Sprint Corp. (FON Group)	381,400	4,389,914
Verizon Communications, Inc.	220,900	8,257,242
		14,756,523
Wireless Telecommunication Services 1.5%
AT&T Wireless Services, Inc.*	678,900	4,385,694
Nextel Communications, Inc. "A"*	241,400	3,563,064
United States Cellular Corp.*	300	7,215
		7,955,973
Utilities 2.4%
Electric Utilities 2.3%
Dominion Resources, Inc.	34,000	2,012,120
Entergy Corp.	40,500	1,887,705
Exelon Corp.	64,300	3,410,472
Southern Co.	150,800	4,386,772
		11,697,069
Gas Utilities 0.1%
Sempra Energy	15,900	426,756
Total Common Stocks (Cost $465,976,954)		496,023,977
	Principal Amount ($)	Value ($)

US Government & Agencies 0.2%
US Treasury Bill, 1.12%**, 7/24/2003 (c) (Cost $967,466)	970,000	967,539

	Shares	Value ($)

Cash Equivalents 2.8%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $14,107,608)	14,107,608	14,107,608
Total Investment Portfolio - 100.0% (Cost $481,052,028) (a)		511,099,124

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $484,377,480. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $26,721,644. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $43,821,350 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,099,706.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At April 30, 2003, this security has been pledged to cover, in whole or part, initial margin requirements for open futures contracts.

At April 30, 2003, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 Index	6/19/03	64	13,257,449	14,657,600	1,400,151
					1,400,151

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $481,052,028)	$ 511,099,124
Cash	10,000
Dividends receivable	324,858
Interest receivable	87
Receivable for Fund shares sold	228,606
Total assets	511,662,675
Liabilities
Payable for Fund shares redeemed	985,490
Accrued management fee	217,402
Other accrued expenses and payables	407,090
Total liabilities	1,609,982
Net assets, at value	$ 510,052,693
Net Assets
Net assets consist of: Accumulated net investment loss	(191,721)
Net unrealized appreciation (depreciation) on: Investments	30,047,096
Futures	1,400,151
Accumulated net realized gain (loss)	(224,028,425)
Paid-in capital	702,825,592
Net assets, at value	$ 510,052,693

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($294,759,379 / 22,686,038 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.99
Maximum offering price per share (100 / 94.25 of $12.99)	$ 13.78
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($172,956,275 / 13,890,598 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.45
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($42,183,446 / 3,354,691 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.57
Maximum offering price per share (100 / 99.0 of $12.57)	$ 12.70
Class I Net Asset Value, offering and redemption price per share ($153,593 / 11,494 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.36

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $382)	$ 3,626,296
Interest	79,476
Total Income	3,705,772
Expenses: Management fee	1,444,884
Administrative fee	1,029,412
Distribution service fees	1,395,485
Trustees' fees and expenses	16,539
Other	8,753
Total expenses	3,895,073
Net investment income (loss)	(189,301)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(43,134,273)
Futures	(520,557)
(43,654,830)
Net unrealized appreciation (depreciation) during the period on: Investments	43,584,870
Futures	1,017,961
44,602,831
Net gain (loss) on investment transactions	948,001
Net increase (decrease) in net assets resulting from operations	$ 758,700

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
			Operations: Net investment income (loss)	$ (189,301)	$ (1,126,620)
Net realized gain (loss) on investment transactions	(43,654,830)	(53,482,959)
Net unrealized appreciation (depreciation) on investment transactions during the period	44,602,831	(42,540,893)
Net increase (decrease) in net assets resulting from operations	758,700	(97,150,472)
Fund share transactions: Proceeds from shares sold	60,030,672	248,345,416
Cost of shares redeemed	(102,609,434)	(385,850,246)
Net increase (decrease) in net assets from Fund share transactions	(42,578,762)	(137,504,830)
Increase (decrease) in net assets	(41,820,062)	(234,655,302)
Net assets at beginning of period	551,872,755	786,528,057
Net assets at end of period (including accumulated net investment loss of $191,721 and $2,420, respectively)	$ 510,052,693	$ 551,872,755

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 12.92	$ 15.03	$ 21.76	$ 20.76	$ 16.61	$ 17.68
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.03	(.03)	(.03)	.02	.11
Net realized and unrealized gain (loss) on investment transactions	.05	(2.14)	(6.10)	1.78	4.55	1.17
Total from investment operations	.07	(2.11)	(6.13)	1.75	4.57	1.28
Less distributions from: Net investment income	-	-	-	-	-	(.16)
Net realized gains on investment transactions	-	-	(.60)	(.75)	(.42)	(2.19)
Total distributions	-	-	(.60)	(.75)	(.42)	(2.35)
Net asset value, end of period	$ 12.99	$ 12.92	$ 15.03	$ 21.76	$ 20.76	$ 16.61
Total Return (%)[c]	.54**	(14.04)	(28.71)	8.51	27.96	7.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	295	308	430	651	547	378
Ratio of expenses before expense reductions (%)	1.18*	1.09	1.23[d]	1.17	1.19	1.29
Ratio of expenses after expense reductions (%)	1.18*	1.09	1.22[d]	1.16	1.19	1.29
Ratio of net investment income (loss) (%)	.27*	.21	(.14)	(.14)	.13	.62
Portfolio turnover rate (%)	228*	143	124	89	75	157
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.20% and 1.20%, respectively.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 12.43	$ 14.58	$ 21.30	$ 20.50	$ 16.55	$ 17.61
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.09)	(.16)	(.20)	(.14)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.05	(2.06)	(5.96)	1.75	4.51	1.17
Total from investment operations	.02	(2.15)	(6.12)	1.55	4.37	1.14
Less distributions from: Net investment income	-	-	-	-	-	(.01)
Net realized gains on investment transactions	-	-	(.60)	(.75)	(.42)	(2.19)
Total distributions	-	-	(.60)	(.75)	(.42)	(2.20)
Net asset value, end of period	$ 12.45	$ 12.43	$ 14.58	$ 21.30	$ 20.50	$ 16.55
Total Return (%)[c]	.16**	(14.75)	(29.30)	7.62	26.83	6.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	173	197	293	454	314	174
Ratio of expenses before expense reductions (%)	1.98*	1.93	2.04[d]	1.98	2.07	2.10
Ratio of expenses after expense reductions (%)	1.98*	1.93	2.02[d]	1.97	2.07	2.10
Ratio of net investment income (loss) (%)	(.54)*	(.63)	(.93)	(.95)	(.75)	(.19)
Portfolio turnover rate (%)	228*	143	124	89	75	157
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.99% and 1.99%, respectively.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 12.55	$ 14.72	$ 21.47	$ 20.64	$ 16.65	$ 17.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.09)	(.15)	(.20)	(.13)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.05	(2.08)	(6.00)	1.78	4.54	1.18
Total from investment operations	.02	(2.17)	(6.15)	1.58	4.41	1.17
Less distributions from: Net investment income	-	-	-	-	-	(.02)
Net realized gains on investment transactions	-	-	(.60)	(.75)	(.42)	(2.19)
Total distributions	-	-	(.60)	(.75)	(.42)	(2.21)
Net asset value, end of period	$ 12.57	$ 12.55	$ 14.72	$ 21.47	$ 20.64	$ 16.65
Total Return (%)[c]	.16**	(14.74)	(29.21)	7.72	26.91	7.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	44	59	75	44	23
Ratio of expenses before expense reductions (%)	1.97*	1.90	1.95[d]	1.93	1.98	2.03
Ratio of expenses after expense reductions (%)	1.97*	1.90	1.92[d]	1.93	1.97	2.03
Ratio of net investment income (loss) (%)	(.52)*	(.60)	(.84)	(.91)	(.65)	(.12)
Portfolio turnover rate (%)	228*	143	124	89	75	157
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.92% and 1.92%, respectively.
* Annualized
** Not annualized

Class I
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 13.25	$ 15.36	$ 22.11	$ 20.99	$ 16.68	$ 17.72
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.09	.07	.08	.13	.21
Net realized and unrealized gain (loss) on investment transactions	.07	(2.20)	(6.22)	1.79	4.60	1.19
Total from investment operations	.11	(2.11)	(6.15)	1.87	4.73	1.40
Less distributions from: Net investment income	-	-	-	-	-	(.25)
Net realized gains on investment transactions	-	-	(.60)	(.75)	(.42)	(2.19)
Total distributions	-	-	(.60)	(.75)	(.42)	(2.44)
Net asset value, end of period	$ 13.36	$ 13.25	$ 15.36	$ 22.11	$ 20.99	$ 16.68
Total Return (%)	.83**	(13.74)	(28.34)	9.01	28.81	8.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	3	6	10	10	6
Ratio of expenses before expense reductions (%)	.71*	.66	.70[c]	.69	.72	.68
Ratio of expenses after expense reductions (%)	.71*	.66	.70[c]	.68	.72	.68
Ratio of net investment income (loss) (%)	.74*	.64	.39	.34	.60	1.23
Portfolio turnover rate (%)	228*	143	124	89	75	157
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were .69% and .69%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Blue Chip Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $175,757,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($119,021,000) and October 31, 2010 ($56,736,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (175,757,000)
Net unrealized appreciation (depreciation) on investments	$ (17,772,496)

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year dsitributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term instruments) aggregated $574,894,669 and $624,301,883, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.56% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.35% and 0.10% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly for the period November 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Trustees approved new Administrative Fee rates of 0.43%, 0.445%, 0.44% and 0.16% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and paid monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. These affiliated entities have in turn entered into various agreements with third party service providers to provide these services. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended April 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 568,962	$ 102,183
Class B	374,837	65,570
Class C	84,019	15,514
Class I	1,594	39
	$ 1,029,412	$ 183,306

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.99%, 1.01%, 1.00% and 0.725% of average daily net assets for Class A, B, C and I shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class B	$ 669,903	$ 98,357
Class C	154,365	24,379
	$ 824,268	$ 122,736

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class A	$ 304,173	$ 48,101.21%
Class B	218,387	35,838.24%
Class C	48,657	7,539.24%
	$ 571,217	$ 91,478

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for six months ended April 30, 2003, aggregated $18,113.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and C shares aggregated $261,880 and $1,216, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2003, SDI received $14,892.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003, totaled $72,356 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2003, pursuant to the Administrative Agreement, no custodian credits were earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,621,612	$ 32,788,978	9,481,310	$ 145,714,283
Class B	1,644,401	19,861,618	4,981,991	73,114,199
Class C	547,525	6,672,839	1,864,437	27,704,245
Class I	53,882	707,237	121,184	1,812,689
		$ 60,030,672		$ 248,345,416
Shares redeemed
Class A	(3,761,937)	$ (47,352,074)	(14,240,442)	$ (215,943,384)
Class B	(3,601,510)	(43,107,103)	(9,205,955)	(131,820,268)
Class C	(711,516)	(8,729,056)	(2,330,154)	(34,073,792)
Class I	(268,314)	(3,421,201)	(262,462)	(4,012,802)
		$ (102,609,434)		$ (385,850,246)
Net increase (decrease)
Class A	(1,140,325)	$ (14,563,096)	(4,759,132)	$ (70,229,101)
Class B	(1,957,109)	(23,245,485)	(4,223,964)	(58,706,069)
Class C	(163,991)	(2,056,217)	(465,717)	(6,369,547)
Class I	(214,432)	(2,713,964)	(141,278)	(2,200,113)
		$ (42,578,762)		$ (137,504,830)

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Blue Chip Fund

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    -------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Blue Chip Fund

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    -------------------------------------

By:                                 /s/Charles A. Rizzo
                                    -------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    -------------------------------------